--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 3, 1997

                         Access Financial Lending Corp.
             (Exact name of registrant as specified in its charter)

         Delaware                   333-07837                    41-1768416
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

   400 Highway 169 South
         Suite 400
 St. Louis Park, Minnesota                                         55426
   (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07837) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1997-2 (the "Trust") issued $185,188,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1997-2 (the "Certificates"), on May 29, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of May 1, 1997, among Access Financial Lending Corp., as seller (the "Seller") and master servicer (the "Master Servicer"), Access Financial Receivables Corp. (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Certificates consist of four classes of fixed rate certificates, the Class A-2 Group I Certificates, the Class A- 3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, and two classes of variable rate certificates, the Class A-1 Group I Certificates, and the Class A-6 Group II Certificates (collectively, the "Class A Certificates"). In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust consist primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

     Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Group I Certificates will be equal to the lesser of (i) the London interbank offered rate for one-month United States dollar deposits ("LIBOR") plus 0.010% per annum or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date. The Pass-Through Rate for the Class A-2 Group I Certificates and the Class A-3 Group I Certificates will be

7.000%, and 7.300% per annum, respectively. The Pass-Through Rate for the Class A-4 Group I Certificates will be the lesser of (i) 7.675%, or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date. The Pass-Through Rate for the Class A-5 Group I Certificates will be 7.275% per annum. The Pass-Through Rate for the Class A-6 Group II Certificates will be equal to the lesser of (i) LIBOR plus 0.230% per annum and (ii) the weighted average net coupon rate of the adjustable rate mortgage loans.

     The aggregate principal amount of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates and the Class A-6 Group II Certificates was $39,812,000, $21,165,000, $10,000,000, $8,175,000,
$10,000,000 and $96,036,000, respectively.

     The Class B Certificates represent a beneficial ownership interest in a portion of the interest payments on the Mortgage Loans. Distributions on the Class B Certificates are calculated as described in the Pooling and Servicing Agreement.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 7, 1996 and the Prospectus Supplement dated May 22, 1997, filed pursuant to Rule 424(b)(2) of the Act on May 28, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated May 22, 1997, among Access Financial Lending Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

     4.1 Purchase and Sale Agreement, dated as of May 1, 1997 between Access Financial Lending Corp. and Access Financial Receivables Corp.

     4.2 Pooling and Servicing Agreement, dated as of May 1, 1997, among Access Financial Lending Corp., as seller and master servicer, Access Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

     10.1 Indemnification Agreement, dated as of May 22, 1997, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ACCESS FINANCIAL LENDING CORP.
                           as Registrant and on behalf of ACCESS
                           FINANCIAL MORTGAGE LOAN TRUST 1997-2

                                           By:/s/ Dan J. Cheever
                                              -------------------------------
                                              Name:  Dan J. Cheever
                                              Title: Chief Executive Officer
                                                     and Chief Financial
                                                     Officer

Dated:    June 3, 1997

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

     1.1 Underwriting Agreement, dated May 22, 1997, among Access Financial Lending Corp.,
               Prudential Securities Incorporated and J.P.
               Morgan Securities Inc.

     4.1       Purchase and Sale Agreement, dated as of May
               1, 1997 between Access Financial Lending
               Corp. and Access Financial Receivables Corp.

     4.2 Pooling and Servicing Agreement, dated as of May 1, 1997, among Access Financial Lending
               Corp., as seller and master servicer, Access
               Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

     10.1 Indemnification Agreement, dated as of May 22, 1997, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and J.P. Morgan Securities Inc.